SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 1999


                                   TRANSCANADA CAPITAL
               (Exact name of Registrant as Specified in Charter)



         Delaware              1-14420                 13-7095718
      (State or other     (Commission File          (IRS Employer
      jurisdiction of           Number)             Identification No.)
      organization)


IBJ Whitehall Bank & Trust Company (f/k/a IBJ Schroder Bank & Trust Company)
One State Street, New York, New York                             10004
(Address of Principal Executive Offices)                         Zip


Registrant's  telephone number, including area code:  (212)858-2000

Item 5.    Other Events.

          1. Receipt of $3,500,196.88 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on March 31, 1999.

          2.  Payment  of  $3,500,196.88  to  holders  of  TransCanada   Capital
Cumulative Trust Originated Preferred Securities and Common Stock on March 31, 1999.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.

          1. Administration Trustee's Report in respect of (i) receipt of $3,500,196.88 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on March 31, 1999 and (ii) payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on March 31, 1999.

                         SIGNATURE





      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TRANSCANADA CAPITAL
                                   (Registrant)

                                   By: IBJ WHITEHALL BANK & TRUST COMPANY
                                       (f/k/a IBJ SCHRODER BANK & TRUST COMPANY)
                                       as Administrative Trustee



                                   By: /s/Thomas S. Moser
                                       ----------------------------------------
                                       Thomas S. Moser
                                       Assistant Vice President


Dated:     June 21, 1999

                                  EXHIBIT INDEX


Exhibit                                                                    Page

99     Administrative   Trustee's  Report  in  respect  of  (i) receipt      1
       of  $3,500,196.88  of interest on TransCanada  Pipeline  Limited
       8.75%  Junior  Subordinated  Debentures  due  July  24,  2045 on
       March 31, 1999 and (ii) payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on March 31, 1999.

                                                                      EXHIBIT 99

                                CASH TRANSACTIONS

                               TRANSCANADA CAPITAL

3/31/99  Receipt of Interest on TransCanada Pipeline Limited       $3,500,196.88
         8.75% Junior Subordinated Debentures due July 24, 2045

3/31/98  Funds disbursed to Holders of TransCanada Capital         $3,500,196.88
         Trust Originated Preferred Securities and Common Stock



Dated:     June 21, 1999




                          By: IBJ WHITEHALL BANK & TRUST COMPANY
                              (f/k/a IBJ SCHRODER BANK & TRUST COMPANY)
                              as Administrative Trustee

                          By: /s/ Thomas S. Moser
                              ----------------------------------------
                              Thomas S. Moser
                              Assistant Vice President